CRM Mutual Fund Trust (the “Trust”)

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM Large Cap Opportunity Fund

CRM All Cap Value Fund

CRM Global Opportunity Fund

CRM International Opportunity Fund

(each a “Fund” and together, the “Funds”)

Institutional and Investor Shares

Supplement Dated July 25, 2012

to the Statement of Additional Information

Dated October 28, 2011

Capitalized terms used without definition below have the meanings given to them in the Statement of Additional Information. This document should be read together with the Statement of Additional Information.

The section of the Statement of Additional Information titled “Investment Advisory and Other Services-Portfolio Managers” is supplemented with the following information, which supersedes any contrary information:

Small/Mid Cap Value Fund. Jay Abramson, Robert “Chip” Rewey, III, CFA and Jonathan Ruch are co-leaders of the team responsible for the day-to-day management of the Small/Mid Cap Value Fund.

Mid Cap Value Fund. Jay Abramson, Thad Pollock and Robert “Chip” Rewey, III, CFA are co-leaders of the team responsible for the day-to-day management of the Mid Cap Value Fund.

The section of the Statement of Additional Information titled “Investment Advisory and Other Services – Other Accounts Managed by Portfolio Managers” is supplemented with the following information:

The following table identifies, for Mr. Pollock and Mr. Ruch, as of June 30, 2012, the number of accounts (excluding the Fund which he manages) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies and other accounts. None of these accounts are assessed a performance-based advisory fee.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thad Pollock	2 other registered investment companies with $501,671,809	None	54 other accounts with $2,644,293,922 in total assets under management

Jonathan Ruch	No other registered investment companies	None	83 other accounts with $2,191,254,874 in total assets under management

The following table identifies, for Mr. Pollock and Mr. Ruch, as of June 30, 2012, the number of registered investment companies (excluding the Fund which he manages) and other accounts for which he has day-to-day management responsibilities, which are assessed performance-based advisory fees, and the total assets in such accounts.

Portfolio Manager	Registered Investment Companies	Other Accounts Which Are Assessed Performance-Based Advisory Fees

Thad Pollock	No other registered investment companies	1 other account with $22,185,582 in total assets under management

Jonathan Ruch	No other registered investment companies	No accounts with assessed performance-based advisory fee.

The following information is added to the table in the Statement of Additional Information which appears under the heading “Investment Advisory and Other Services – Portfolio Manager Security Ownership” and is as of June 30, 2012:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund

Thad Pollock	Mid Cap Value Fund	None

Jonathan Ruch	Small/Mid Cap Value Fund	$50,001 - $100,000